[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MID CAP
                GROWTH SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)


ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
David E. Sette-Ducati+                                   business day from 9 a.m. to 5 p.m. Eastern time.
Eric B. Fischman+                                        (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -43.20% and Service Class shares -43.43%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -27.41% over the same period for the series' benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

AN UNFAVORABLE MARKET ENVIRONMENT
Despite a fourth-quarter rally, 2002 was a challenging year for stock investors, with most equity indices posting double-digit declines. Fundamentals -- key business factors such as earnings, profits, and cash flow -- deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market's woes.

DETRACTORS FROM PERFORMANCE
Most of the portfolio's underperformance occurred in the first half of the period, when we held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked well for the series; in the first half of 2002, however, that strategy worked against us. The prices of many key holdings collapsed, including technology stocks VeriSign and Citrix, business services firm CSG Systems, telecom company American Tower Systems, and health care firms Cytyc and Genzyme.

As mentioned in the portfolio's June, 2002 semiannual report, the management team and the positioning of the portfolio were changed in June. We began a transition to a more diversified and less concentrated portfolio, with more companies represented in the series and smaller positions in individual companies. By the end of the year, the transition had been completed, and we believe in 2003 investors will see how this new strategy will perform.

BRIGHT SPOTS IN A DIFFICULT YEAR
In the first half of the period, one of the few areas that benefited performance was our large energy position. After President Bush made his "axis of evil" speech, we believe the market began to price in a war premium, and energy stocks rose. We sold into that strength and took some profits.

In the latter half of the period, we began to see benefits from diversifying into some relatively new areas for the portfolio. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, we invested in what our research indicated were upturns in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut pricing to unprofitable levels. After falling off in the recession, advertising spending by corporations began to recover in 2002; this helped the stocks of media firms whose revenues come largely from ad sales, including broadcasters and newspaper publishers.

Our increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided relative performance.

LOOKING AHEAD
We have taken a relatively diversified approach entering the New Year, positioning the portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data showing the economy as weak by some measures and strong by other indications. We expect continued uncertainty over the situation in Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth areas such as technology, retail, and business services.

    Respectfully,

/s/ David E. Sette-Ducati                          /s/ Eric B. Fischman

    David E. Sette-Ducati                              Eric B. Fischman
    Portfolio Manager                                  Portfolio Manager

Note to investors: In June 2002, the portfolio became team managed, with David
E. Sette-Ducati and Eric B. Fischman as managers. The portfolio was previously managed by Mark Regan.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, D.C. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds the Certified Financial Analyst designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: April 28, 2000

Class inception:  Initial Class  April 28, 2000
                  Service Class  May 1, 2000

Size: $71.3 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2002. Index information is from May 1, 2000.)

                               MFS Mid Cap
                             Growth Series -        Russell Mid
                              Initial Class       Cap Growth Index
        4/00                    $10,000               $10,000
        12/00                     9,740                 8,069
        12/01                     8,030                 6,443
        12/02                     4,561                 4,678

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                               1 Year                Life*
----------------------------------------------------------------------------
Cumulative Total Return                       -43.20%              -54.39%
----------------------------------------------------------------------------
Average Annual Total Return                   -43.20%              -25.42%
----------------------------------------------------------------------------

SERVICE CLASS
                                               1 Year                Life*
----------------------------------------------------------------------------
Cumulative Total Return                       -43.43%              -54.71%
----------------------------------------------------------------------------
Average Annual Total Return                   -43.43%              -25.62%
----------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                               1 Year                Life*
----------------------------------------------------------------------------
Russell Mid Cap Growth Index#                 -27.41%              -24.79%
----------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2002. Index information is from May 1, 2000.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 95.9%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 92.6%
  Aerospace & Defense - 0.6%
    Alliant Techsystems, Inc.*                              7,200   $   448,920
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.5%
    First Tennessee National Corp.                          7,500   $   269,550
    New York Community Bancorp, Inc.                       27,400       791,312
                                                                    -----------
                                                                    $ 1,060,862
-------------------------------------------------------------------------------
  Biotechnology - 4.3%
    Biogen, Inc.*                                          21,700   $   869,302
    Genzyme Corp.*                                         34,030     1,006,301
    Guidant Corp.*                                         39,700     1,224,745
                                                                    -----------
                                                                    $ 3,100,348
-------------------------------------------------------------------------------
  Business Services - 5.4%
    Apollo Group, Inc.*                                     9,200   $   404,800
    BEA Systems, Inc.*                                     80,100       918,747
    BISYS Group, Inc.*                                     51,610       820,599
    ChoicePoint, Inc.*                                     21,200       837,188
    DST Systems, Inc.*                                      8,400       298,620
    Manpower, Inc.                                         16,910       539,429
                                                                    -----------
                                                                    $ 3,819,383
-------------------------------------------------------------------------------
  Computer Services - 0.2%
    CDW Computer Centers, Inc.*                             2,800   $   122,780
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.7%
    Intuit, Inc.*                                          20,700   $   971,244
    Mercury Interactive Corp.*                             28,200       834,438
    Symantec Corp.*                                         3,800       153,710
                                                                    -----------
                                                                    $ 1,959,392
-------------------------------------------------------------------------------
  Computer Software - Services - 1.9%
    SunGard Data Systems, Inc.*                            57,580   $ 1,356,585
-------------------------------------------------------------------------------
  Computer Software - Systems - 4.5%
    Cadence Design Systems, Inc.*                          16,500   $   194,535
    Network Associates, Inc.*                              36,500       587,285
    Peoplesoft, Inc.*                                      70,780     1,295,982
    VERITAS Software Corp.*                                70,030     1,093,868
                                                                    -----------
                                                                    $ 3,171,670
-------------------------------------------------------------------------------
  Containers - 0.5%
    Smurfit-Stone Container Corp.*                         21,800   $   335,524
-------------------------------------------------------------------------------
  Electronics - 6.8%
    Analog Devices, Inc.*                                  51,600   $ 1,231,692
    DuPont Photomasks, Inc.*                                  120         2,790
    KLA-Tencor Corp.*                                      12,900       456,273
    Linear Technology Corp.                                 8,220       211,418
    Maxim Integrated Products, Inc.                        23,100       763,224
    Microchip Technology, Inc.                             48,300     1,180,935
    Novellus Systems, Inc.*                                36,050     1,012,284
                                                                    -----------
                                                                    $ 4,858,616
-------------------------------------------------------------------------------
  Entertainment - 4.6%
    Blockbuster, Inc.                                      14,800   $   181,300
    Entercom Communications Corp.*                         10,050       471,546
    Hearst-Argyle Television, Inc.*                        27,510       663,266
    LIN TV Corp.*                                           5,810       141,474
    Univision Communications, Inc., "A"*                   38,060       932,470
    Westwood One, Inc.*                                    23,040       860,774
                                                                    -----------
                                                                    $ 3,250,830
-------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Investors Financial Services Corp.                     27,500   $   753,225
    Lehman Brothers Holdings, Inc.                          7,400       394,346
    TCF Financial Corp.                                    13,400       585,446
                                                                    -----------
                                                                    $ 1,733,017
-------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Hershey Foods Corp.                                    12,100   $   816,024
-------------------------------------------------------------------------------
  Healthcare - 3.7%
    Caremark Rx, Inc.*                                     85,700   $ 1,392,625
    First Health Group Corp.*                              20,700       504,045
    Weight Watchers International, Inc.*                   16,830       773,675
                                                                    -----------
                                                                    $ 2,670,345
-------------------------------------------------------------------------------
  Industrial - 0.9%
    Rockwell International Corp.                           31,600   $   654,436
-------------------------------------------------------------------------------
  Insurance - 2.0%
    Arthur J. Gallagher & Co.                              32,630   $   958,670
    Safeco Corp.                                           13,620       472,205
                                                                    -----------
                                                                    $ 1,430,875
-------------------------------------------------------------------------------
  Internet - 1.5%
    Expedia, Inc.*                                          8,600   $   575,600
    Yahoo, Inc.*                                           30,300       495,405
                                                                    -----------
                                                                    $ 1,071,005
-------------------------------------------------------------------------------
  Manufacturing - 1.4%
    ITT Industries, Inc.                                   10,900   $   661,521
    Mattel, Inc.                                           16,100       308,315
                                                                    -----------
                                                                    $   969,836
-------------------------------------------------------------------------------
  Medical & Health Products - 5.1%
    Applera Corp. - Applied Biosystems Group               17,070   $   299,408
    DENTSPLY International, Inc.                           27,400     1,019,280
    Stryker Corp.                                          12,600       845,712
    Varian Medical Systems, Inc.*                           8,100       401,760
    Waters Corp.*                                          48,000     1,045,440
                                                                    -----------
                                                                    $ 3,611,600
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 7.5%
    Cytyc Corp.*                                          114,322   $ 1,166,084
    Health Management Associates, Inc., "A"                28,100       502,990
    IMS Health, Inc.                                       30,140       482,240
    Invitrogen Corp.*                                      23,800       744,702
    LifePoint Hospitals, Inc.*                             13,800       413,048
    Lincare Holdings, Inc.*                                26,630       842,040
    Medimmune, Inc.*                                       43,940     1,193,850
    VISX, Inc.*                                             2,296        21,996
                                                                    -----------
                                                                    $ 5,366,950
-------------------------------------------------------------------------------
  Oil Services - 2.1%
    BJ Services Co.*                                       17,600   $   568,656
    Cooper Cameron Corp.*                                  12,620       628,728
    Noble Corp.*                                            9,400       330,410
                                                                    -----------
                                                                    $ 1,527,794
-------------------------------------------------------------------------------
  Pharmaceuticals - 2.8%
    Celgene Corp.*                                         17,900   $   384,313
    IDEC Pharmaceuticals Corp.*                             3,800       126,046
    Mylan Laboratories, Inc.                               42,510     1,483,599
                                                                    -----------
                                                                    $ 1,993,958
-------------------------------------------------------------------------------
  Printing & Publishing - 6.7%
    E.W. Scripps Co.                                        9,450   $   727,178
    McGraw-Hill Cos., Inc.                                 26,690     1,613,144
    Meredith Corp.                                         11,310       464,954
    New York Times Co.                                     14,990       685,493
    Scholastic Corp.*                                       7,934       285,227
    Tribune Co.                                            22,090     1,004,211
                                                                    -----------
                                                                    $ 4,780,207
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Starwood Hotels & Resorts Co.                          29,600   $   702,704
-------------------------------------------------------------------------------
  Restaurants & Lodging - 3.4%
    Brinker International, Inc.*                           16,330   $   526,643
    Hilton Hotels Corp.                                    40,400       513,484
    Outback Steakhouse, Inc.                               31,700     1,091,748
    Starbucks Corp.*                                       13,030       265,551
                                                                    -----------
                                                                    $ 2,397,426
-------------------------------------------------------------------------------
  Retail - 9.3%
    Abercrombie & Fitch Co.*                                8,200   $   167,772
    Cost Plus, Inc.*                                        6,500       186,355
    Dollar Tree Stores, Inc.*                              18,040       443,243
    Family Dollar Stores, Inc.                             34,700     1,082,987
    Linens 'n Things, Inc.*                                15,200       343,520
    Nordstrom, Inc.                                        31,400       595,658
    Office Depot, Inc.*                                    37,800       557,928
    PETsMART, Inc.*                                        43,000       736,590
    Talbots, Inc.                                          31,200       858,936
    Tiffany & Co.                                          38,610       923,165
    TJX Cos., Inc.                                         26,400       515,328
    Williams-Sonoma, Inc.*                                  8,340       226,431
                                                                    -----------
                                                                    $ 6,637,913
-------------------------------------------------------------------------------
  Special Products & Services - 2.0%
    Macrovision Corp.*                                     13,280   $   212,746
    Millipore Corp.                                        35,600     1,210,400
                                                                    -----------
                                                                    $ 1,423,146
-------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.4%
    American Tower Corp., "A"*                             86,551   $   305,525
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 5.3%
    Advanced Fibre Communications, Inc.*                   33,090   $   550,948
    Comverse Technology, Inc.*                             16,800       168,336
    Crown Castle International Corp.*                     127,300       477,375
    EchoStar Communications Corp.*                         59,400     1,322,244
    QLogic Corp.*                                          13,360       461,054
    RF Micro Devices, Inc.*                                26,700       195,177
    USA Interactive, Inc.*                                 25,000       571,500
                                                                    -----------
                                                                    $ 3,746,634
-------------------------------------------------------------------------------
  Transportation - Services - 1.0%
    Expeditors International of Washington, Inc.           12,000   $   391,800
    Swift Transportation, Inc.*                            14,400       288,259
                                                                    -----------
                                                                    $   680,059
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $66,004,364
-------------------------------------------------------------------------------
Foreign Stocks - 3.3%
  Bermuda - 1.0%
    Ace Ltd. (Insurance)                                   23,110   $   678,047
-------------------------------------------------------------------------------
  Israel - 0.9%
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                                    15,800   $   610,038
-------------------------------------------------------------------------------
  Netherlands - 0.2%
    ASM Lithography Holding N.V.
      (Computer Software - Systems)*                       21,100   $   176,396
-------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Telecommunications)*                      3,750   $    21,634
-------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Shire Pharmaceuticals Group PLC
      (Medical & Health Technology Services)*              29,300   $   553,477
    Willis Group Holdings Ltd. (Insurance)*                11,010       315,657
                                                                    -----------
                                                                    $   869,134
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 2,355,249
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $71,483,847)                         $68,359,613
-------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03,
      total to be received $2,488,765 (secured
      by various U.S. Treasury & Federal Agency
      obligations in a jointly traded account),
      at Cost                                              $2,489   $ 2,488,599
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $73,972,446)                    $70,848,212
Other Assets, Less Liabilities - 0.6%                                   440,417
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $71,288,629
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $73,972,446)             $ 70,848,212
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         1,231,757
  Cash                                                                      126
  Receivable for investments sold                                       464,293
  Receivable for series shares sold                                     674,294
  Interest and dividends receivable                                      44,607
                                                                   ------------
      Total assets                                                 $ 73,263,289
                                                                   ------------
Liabilities:
  Payable for investments purchased                                    $700,207
  Payable for series shares reacquired                                   40,865
  Collateral for securities loaned, at value                          1,231,757
  Payable to affiliates -
    Management fee                                                        1,447
    Reimbursement fee                                                       288
    Distribution fee                                                         96
                                                                   ------------
      Total liabilities                                            $  1,974,660
                                                                   ------------
Net assets                                                         $ 71,288,629
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $114,374,197
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (3,124,136)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (39,961,432)
                                                                   ------------
      Total                                                        $ 71,288,629
                                                                   ============
Shares of beneficial interest outstanding                           15,844,743
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $56,908,917 / 12,632,037
    shares of beneficial interest outstanding)                        $4.51
                                                                      =====
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $14,379,712 / 3,212,706
    shares of beneficial interest outstanding)                        $4.48
                                                                      =====
See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $    201,826
    Interest                                                           147,458
    Foreign taxes withheld                                                (485)
                                                                  ------------
      Total investment income                                     $    348,799
                                                                  ------------
  Expenses -
    Management fee                                                $    470,635
    Trustees' compensation                                               2,940
    Shareholder servicing agent fee                                     22,141
    Distribution fee (Service Class)                                    29,549
    Administrative fee                                                   6,124
    Custodian fee                                                       29,057
    Printing                                                            12,912
    Postage                                                                 30
    Auditing fees                                                       26,600
    Legal fees                                                           2,144
    Miscellaneous                                                          816
                                                                  ------------
      Total expenses                                              $    602,948
    Fees paid indirectly                                                (1,320)
    Reduction of expenses by investment adviser                         (7,317)
                                                                  ------------
      Net expenses                                                $    594,311
                                                                  ------------
        Net investment loss                                       $   (245,512)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(35,996,125)
    Foreign currency transactions                                          193
                                                                  ------------
      Net realized loss on investments and foreign
        currency transactions                                     $(35,995,932)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $   (428,136)
    Translation of assets and liabilities in foreign
      currencies                                                            98
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency translation                                      $  (428,038)
                                                                  ------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(36,423,970)
                                                                  ------------
          Decrease in net assets from operations                  $(36,669,482)
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                              2002            2001
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                       $   (245,512)   $    (82,654)
  Net realized loss on investments and foreign currency transactions         (35,995,932)     (3,813,235)
  Net unrealized loss on investments and foreign currency translation           (428,038)     (1,847,245)
                                                                            ------------    ------------
    Decrease in net assets from operations                                  $(36,669,482)   $ (5,743,134)
                                                                            ------------    ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                $       --      $     (9,136)
  From net realized gain on investments and foreign currency transactions
    (Initial Class)                                                                 --          (100,646)
  From net realized gain on investments and foreign currency transactions
    (Service Class)                                                                 --           (42,535)
  In excess of net investment income (Initial Class)                                --               (20)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                    --          (106,997)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                    --           (45,219)
                                                                            ------------    ------------
      Total distributions declared to shareholders                          $       --      $   (304,553)
                                                                            ------------    ------------
Net increase in net assets from series share transactions                   $ 45,576,661    $ 55,956,025
                                                                            ------------    ------------
      Total increase in net assets                                          $  8,907,179    $ 49,908,338
Net assets:
  At beginning of period                                                      62,381,450      12,473,112
                                                                            ------------    ------------

  At end of period                                                          $ 71,288,629    $ 62,381,450
                                                                            ============    ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued
Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                   ----------------------------               PERIOD ENDED
INITIAL CLASS SHARES                                                2002                  2001           DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 7.94                $ 9.74                     $10.00
                                                                   ------                ------                     ------
Income from investment operations# -
  Net investment income (loss)(S)                                  $(0.02)               $(0.02)                    $ 0.03
  Net realized and unrealized loss on investments and foreign
    currency                                                        (3.41)                (1.68)                     (0.29)
                                                                   ------                ------                     ------
      Total from investment operations                             $(3.43)               $(1.70)                    $(0.26)
                                                                   ------                ------                     ------
Less distributions declared to shareholders -
  From net investment income                                       $ --                  $ 0.00+++                  $ --
  From net realized gain on investments and foreign currency
    transactions                                                     --                   (0.05)                      --
  In excess of net investment income                                 --                    0.00+++                    --
  In excess of net realized gain on investments and foreign
    currency transactions                                            --                   (0.05)                      --
                                                                   ------                ------                     ------
                                                                   $                                                $
      Total distributions declared to shareholders                   --                  $(0.10)                      --
                                                                   ------                ------                     ------
Net asset value - end of period                                    $ 4.51                $ 7.94                     $ 9.74
                                                                   ======                ======                     ======
Total return                                                       (43.20)%              (17.55)%                    (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         0.90%                 0.91%                      0.91%+
  Net investment income (loss)                                      (0.34)%               (0.20)%                     0.45%+
Portfolio turnover                                                    144%                  105%                        84%
Net assets at end of period (000 Omitted)                         $56,909               $48,453                     $5,440

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                        $(0.02)               $(0.02)                    $(0.05)
        Ratios (to average net assets):
          Expenses##                                                 0.91%                 0.96%                      2.21%+
          Net investment loss                                       (0.35)%               (0.25)%                    (0.85)%+
  * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                   ----------------------------               PERIOD ENDED
SERVICE CLASS SHARES                                                 2002                  2001          DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 7.92                $ 9.72                     $10.00
                                                                   ------                ------                     ------
Income from investment operations# -
  Net investment income (loss)(S)                                  $(0.03)               $(0.03)                    $ 0.02
  Net realized and unrealized loss on investments and foreign
    currency                                                        (3.41)                (1.67)                     (0.30)
                                                                   ------                ------                     ------
      Total from investment operations                             $(3.44)               $(1.70)                    $(0.28)
                                                                   ------                ------                     ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                   $ --                  $(0.05)                    $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                            --                   (0.05)                      --
                                                                   ------                ------                     ------
      Total distributions declared to shareholders                 $ --                  $(0.10)                    $ --
                                                                   ------                ------                     ------
Net asset value - end of period                                    $ 4.48                $ 7.92                     $ 9.72
                                                                   ======                ======                     ======
Total return                                                       (43.43)%              (17.63)%                    (2.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         1.13%                 1.11%                      1.11%+
  Net investment income (loss)                                      (0.58)%               (0.32)%                     0.25%+
Portfolio turnover                                                    144%                  105%                        84%
Net assets at end of period (000 Omitted)                         $14,380               $13,929                     $7,033

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                        $(0.03)               $(0.03)                    $(0.07)
        Ratios (to average net assets):
          Expenses##                                                 1.14%                 1.16%                      2.41%+
          Net investment loss                                       (0.59)%               (0.37)%                    (1.05)%+
 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 31 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $1,163,189. These loans were collateralized by cash of $1,231,757 which was invested in the following short-term obligation:

                                                             IDENTIFIED COST
                                                   SHARES          AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    1,231,757         $1,231,757

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $1,129 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $191 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           DECEMBER 31, 2002  DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from ordinary income         $  --              $304,553

During the year ended December 31, 2002, accumulated net investment loss decreased by $245,512, accumulated net realized loss on investments and foreign currency transactions increased by $193, and paid-in capital decreased by $245,319 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

              Capital loss carryforward      $(37,827,656)
              Unrealized loss                  (5,257,912)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($1,296,570) and December 31, 2010 ($36,531,086).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $64,087.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $131,514,654 and $82,788,779, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $76,106,222
                                                                   -----------
Gross unrealized depreciation                                      $(7,375,571)
Gross unrealized appreciation                                        2,117,561
                                                                   -----------
    Net unrealized depreciation                                    $(5,258,010)
                                                                   ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                            YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                         -------------------------------   -------------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  8,147,992       $45,555,401       5,865,895       $49,555,926
Shares issued to shareholders in
  reinvestment of distributions                --               --                23,387           216,796
Shares reacquired                           (1,614,993)       (8,020,977)       (348,713)       (3,433,405)
                                            ----------       -----------      ----------       -----------
    Net increase                             6,532,999       $37,534,424       5,540,569       $46,339,317
                                            ==========       ===========      ==========       ===========

Service Class shares
                                            YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                         -------------------------------   -------------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  7,160,150       $39,044,496       2,741,866       $24,768,227
Shares issued to shareholders in
  reinvestment of distributions                --               --                 9,487            87,752
Shares reacquired                           (5,707,178)      (31,002,259)     (1,715,386)      (15,239,271)
                                            ----------       -----------      ----------       -----------
    Net increase                             1,452,972       $ 8,042,237       1,035,967       $ 9,616,708
                                            ==========       ===========      ==========       ===========

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $539. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003
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(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VMG-ANN 2/32 2M